Exhibit 99.45

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-L

KEY PERFORMANCE FACTORS
January 31, 2000



Expected B Maturity 10/16/2006


Blended Coupon 6.1145%


Excess Protection Level
3 Month Average   4.33%
January, 2000   5.30%
December, 1999   4.40%
November, 1999   3.31%


Cash Yield17.74%


Investor Charge Offs 4.73%


Base Rate 7.71%


Over 30 Day Delinquency 5.03%


Seller's Interest 9.78%


Total Payment Rate14.21%


Total Principal Balance$49,077,414,912.07


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,800,914,393.58